UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
August 23, 2007
Date of Report (Date of earliest event reported)
VIAD CORP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-11015 (Commission File Number)	36-1169950 (IRS Employer Identification No.)

1850 North Central Avenue, Suite 800, Phoenix, Arizona (Address of principal executive offices)	85004-4545 (Zip Code)
Registrant’s telephone number, including area code: (602) 207-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-10.A
EX-10.B
EX-10.C
EX-10.D
EX-10.E

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On August 23, 2007, the Board of Directors of Viad Corp approved amendments to the following:
•	Viad Corp Supplemental Pension Plan (“SERP”). The SERP was amended and restated in order to achieve compliance with Internal Revenue Code (“IRC”) Section 409A. In addition, the SERP was amended and restated to adopt the Change in Control definition specified in IRC Section 409A. A copy of Viad Corp Supplemental Pension Plan, amended and restated as of January 1, 2005 for Code Section 409A, is attached hereto as Exhibit 10.A, and is incorporated by reference herein.

•	Viad Corp Executive Severance Plans (Tier I and II) (“Plans”). The Plans were amended and restated to make them compliant with IRC Section 409A. A copy of the forms of Viad Corp Executive Severance Plans (Tier I and II), amended and restated for Code Section 409A as of January 1, 2005, is attached hereto as Exhibit 10.B, and is incorporated by reference herein.

•	Amended and Restated Employment Agreement between Viad Corp and Robert H. Bohannon (“Employment Agreement”). A second amendment to the Employment Agreement was adopted by the Board for compliance with IRC Section 409A. A copy of the Second Amendment to Amended and Restated Employment Agreement for Code Section 409A between Viad Corp and Robert H. Bohannon is attached hereto as Exhibit 10.C, and is incorporated by reference herein.

•	Performance Unit Agreement pursuant to the 1997 Viad Corp Omnibus Incentive Plan (“PUP Agreement”). The PUP Agreement was amended for compliance with IRC Section 409A to the extent such agreement is not exempt from IRC Section 409A as transfers of restricted property. A copy of the form of Amendment to Performance Unit Agreement for Code Section 409A is attached hereto as Exhibit 10.D, and is incorporated by reference herein.

•	Viad Corp Supplemental TRIM Plan (“TRIM Plan”). The TRIM Plan was amended for compliance with IRC Section 409A. A copy of the Viad Corp Supplemental TRIM Plan, as amended and restated effective January 1, 2005 for Code Section 409A, is attached hereto as Exhibit 10.E, and is incorporated by reference herein.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits

10.A -	Copy of form Viad Corp Supplemental Pension Plan, amended and restated as of January 1, 2005 for Code Section 409A.

10.B -	Copy of forms of Viad Corp Executive Severance Plans (Tier I and II), amended and restated for Code Section 409A as of January 1, 2005.

10.C -	Copy of Second Amendment to Amended and Restated Employment Agreement for Code Section 409A between Viad Corp and Robert H. Bohannon.

10.D -	Copy of form of Amendment to Performance Unit Agreement for Code Section 409A.

10.E -	Copy of Viad Corp Supplemental TRIM Plan, as amended and restated effective January 1, 2005 for Code Section 409A.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIAD CORP (Registrant)

August 29, 2007	By	/s/ G. Michael Latta G. Michael Latta Vice President — Controller (Chief Accounting Officer and Authorized Signer)